American Beacon SiM High Yield Opportunities Fund
American Beacon The London Company Income Equity Fund

Supplement dated September 22, 2026
to the Statement of Additional Information,
dated January 1, 2026, as previously amended or supplemented

1.
On page 1, under the heading “ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS,” an “X” is added to the table under “American Beacon The London Company Income Equity Fund” in the row pertaining to “ETFs.”

2.
On page 42, under the heading “Other Investment Company Securities and Exchange-Traded Products – ETFs,” the paragraph is deleted and replaced with the following:

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ETFs. A Fund may purchase shares of ETFs to obtain efficient exposure to the ETF’s underlying investments instead of investing directly in those investments. ETFs trade like a common stock. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses. Pursuant to an agreement between the Manager and each sub-advisor, and subject to the parties fiduciary responsibilities, the Funds intend to invest a portion of their assets in an affiliated ETF also managed by the Manager and sub-advised by the respective sub-adviser with a similar investment strategy. Each sub-adviser has agreed to waive a portion of its investment advisory fee payable by the Fund on the portion of assets invested in the affiliated ETF. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decline in value. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their NAV per share; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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TLC-20260922